UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2023, Comstock Inc. (the “Company”), entered into a secured promissory note (the “Promissory Note”) with Alvin Fund LLC, as lender (“Lender”). The Promissory Note has an aggregate principal amount of $2,100,000, which includes $100,000 original issue discount, a per annum interest rate of 8% and a maturity date of February 8, 2025. Interest is payable monthly on the Promissory Note.

Principal is payable in full on the maturity date and contains covenants that prohibit transfer or negotiation of the Promissory Note except as set forth in the terms.

If connection with the Promissory Note, the Company issued warrants to the Lender that allow the Lender to purchase 1,000,000 shares of the Company’s common stock at a price per share of $0.70.

The net proceeds of the Promissory Note will primarily be used for general corporate purposes.

Events of default on the Promissory Note include insolvency and failure to pay. The default interest rate on the Promissory Note is 12%. The Promissory Note can be repaid at any time without penalty or premium. The Promissory Note will be secured by the Company's non-mining assets.

The foregoing summary of the terms of the Promissory Note is not intended to be exhaustive and is qualified in its entirety by the terms of the form of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Form 8-K is herein incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, the Company appointed Matthew Bieberly, as Principal Accounting Officer of the Company.

Mr. Bieberly, age 43, has served as the Company’s Director of SEC Reporting, Accounting & Disclosure since January 2023. Prior to joining the Company, he served as the Director of Corporate Accounting & SEC Reporting at ONE Gas, Inc.

Mr. Bieberly earns an annual salary of $175,000 and was previously granted 30,000 stock option awards pursuant to the Company’s equity incentive plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of the Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK INC.

Date: November 13, 2023	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer